Restructuring	12 Months Ended
May 31, 2019
Restructuring And Related Activities [Abstract]
Restructuring

NOTE B — RESTRUCTURING

We record restructuring charges associated with management-approved restructuring plans to either reorganize one or more of our business segments, or to remove duplicative headcount and infrastructure associated with our businesses. Restructuring charges can include severance costs to eliminate a specified number of employees, infrastructure charges to vacate facilities and consolidate operations, and contract cancellation costs. Restructuring charges are recorded based upon planned employee termination dates and site closure and consolidation plans. The timing of associated cash payments is dependent upon the type of restructuring charge and can extend over a multi-year period. We record the short-term portion of our restructuring liability in Other Accrued Liabilities and the long-term portion, if any, in Other Long-Term Liabilities in our Consolidated Balance Sheets.

2020 MAP to Growth

Between May and August 2018, we approved and implemented the initial phases of a multi-year restructuring plan, the 2020 Margin Acceleration Plan (“2020 MAP to Growth”).  The initial phases of our 2020 MAP to Growth affected all of our reportable segments, as well as our corporate/nonoperating segment, and focused on margin improvement by simplifying business processes; reducing inventory categories and rationalizing SKUs; eliminating underperforming businesses; reducing headcount and working capital; and improving operating efficiency.  The majority of the activities included in the initial phases of the restructuring activities have been completed.

During the second quarter ended November 30, 2018, we formally announced the final phases of our 2020 MAP to Growth.  This multi-year restructuring is expected to increase operational efficiency while maintaining our entrepreneurial growth culture and will include three additional phases between September 2018 and December 2020.  Our execution of the 2020 MAP to Growth will continue to drive the de-layering and simplification of management and businesses associated with group realignment.  We are implementing four center-led functional areas including manufacturing and operations; procurement and supply chain; information technology; and accounting and finance.

Our 2020 MAP to Growth will optimize our manufacturing facilities and will ultimately provide more efficient plant and distribution facilities.  In the first phase of the restructuring plan, we initiated the closure of twelve plants and seven warehouses.  We also expect to incur additional severance and benefit costs as part of our planned closure of these facilities.

Throughout the additional phases of our 2020 MAP to Growth initiative, we will continue to assess and identify areas of improvement and cost savings.  As such, the final implementation of the aforementioned phases and total expected costs are subject to change.  In addition to the announced plan, we have continued to broaden the scope of our 2020 MAP to Growth initiative, specifically in consolidation of the general and administrative areas, potential outsourcing, as well as additional future plant closures and consolidations, the estimated costs of which have not yet been finalized.  The current total expected costs associated with this plan are outlined in the table below and increased by approximately $13.1 million compared to our prior quarter estimate, primarily attributable to an increase in expected severance and benefit costs within our industrial and specialty segments, in addition to facility closure and other related costs within our consumer and specialty segments.  Most activities under our 2020 MAP to Growth are anticipated to be completed by the end of calendar year 2020.

A summary of the charges recorded in connection with restructuring by reportable segment during is as follows:

	Year Ended	Year Ended	Cumulative Costs	Total Expected
(in thousands)	May 31, 2019	May 31, 2018	to Date	Costs

Industrial Segment:
Severance and benefit costs (a)	$14,032	$2,169	$16,201	$21,123
Facility closure and other related costs	5,398	1,045	6,443	10,532
Other asset write-offs	569	1,373	1,942	2,873
Total Charges	$19,999	$4,587	$24,586	$34,528

Consumer Segment:
Severance and benefit costs (b)	$2,516	$5,652	$8,168	$8,168
Facility closure and other related costs	2,445	5,139	7,584	12,200
Other asset write-offs	998	-	998	1,212
Total Charges	$5,959	$10,791	$16,750	$21,580

Specialty Segment:
Severance and benefit costs (c)	$5,987	$-	$5,987	$8,488
Facility closure and other related costs	352	-	352	4,351
Other asset write-offs	29	-	29	347
Total Charges	$6,368	$-	$6,368	$13,186

Corporate/Other Segment:
Severance and benefit costs (d)	$9,984	$2,136	$12,120	$12,120
Total Charges	$9,984	$2,136	$12,120	$12,120

Consolidated:
Severance and benefit costs	$32,519	$9,957	$42,476	$49,899
Facility closure and other related costs	8,195	6,184	14,379	27,083
Other asset write-offs	1,596	1,373	2,969	4,432
Total Charges	$42,310	$17,514	$59,824	$81,414

a)

Fiscal 2019 and 2018 charges of $14.0 million and $2.2 million, respectively, are associated with the elimination of 199 and 28 positions during fiscal 2019 and 2018, respectively. Additionally, $0.2 million included in the current-year charges are associated with the prior elimination of one position within the legal function during fiscal 2018.

b)	Fiscal 2019 and 2018 charges of $2.5 million and $5.7 million, respectively, are associated with the elimination of 66 and 155 positions during fiscal 2019 and 2018, respectively.
c)	Fiscal 2019 charges of $6.0 million are associated with the elimination of 109 positions. There were no such charges in fiscal 2018.
d)

Reflects current-year charges related to the severance of two corporate executives, as well as accelerated vesting of equity awards for two corporate executives, four specialty segment executives and three industrial segment executives in connection with the aforementioned restructuring activities.

A summary of the activity in the restructuring reserves related to the 2020 MAP to Growth plan is as follows:

(in thousands)	Severance and Benefits Costs	Facility Closure and Other Related Costs	Other Asset Write-Offs	Total
Balance at June 1, 2017	$-	$-	$-	$-
Additions charged to expense	9,957	6,184	1,373	17,514
Balance at May 31, 2018	$9,957	$6,184	$1,373	$17,514

(in thousands)	Severance and Benefits Costs	Facility Closure and Other Related Costs	Other Asset Write-Offs	Total
Balance at June 1, 2018	$9,957	$6,184	$1,373	$17,514
Additions charged to expense	32,519	8,195	1,596	42,310
Cash payments charged against reserve	(31,219)	(3,019)	-	(34,238)
Non-cash charges included above (e)	(6,420)	(3,503)	(2,969)	(12,892)
Balance at May 31, 2019	$4,837	$7,857	$-	$12,694

(e)Non-cash charges primarily include accelerated vesting of equity awards and asset-write offs.

In connection with our 2020 MAP to Growth, during fiscal 2019, we incurred approximately $10.0 million and $2.1 million of inventory-related charges at our industrial and consumer segments, respectively.  The inventory-related charges are partially offset by a favorable adjustment of approximately $0.2 million to the previous write-off at our consumer segment.  All of the aforementioned inventory-related charges are recorded in cost of sales in our Consolidated Statements of Income.  These inventory charges were the result of product line and SKU rationalization initiatives in connection with our overall plan of restructuring.

In connection with the 2020 MAP to Growth plan, during fiscal 2018, we incurred approximately $36.5 million of inventory-related charges at our consumer segment and approximately $1.2 million at our industrial segment, all of which were recorded in cost of sales in our Consolidated Statements of Income.  These inventory charges were the result of product line and SKU rationalization that was initiated in the fourth quarter of fiscal 2018 by new leadership within the consumer segment. Refer to Note A(10) for additional information.